UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Automatic Data Processing, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! AUTOMATIC DATA PROCESSING, INC. 2021 Annual Meeting November 10, 2021, 10:00 a.m. www.virtualshareholdermeeting.com/ADP2021 Vote by November 9, 2021 11:59 PM ET
AUTOMATIC DATA PROCESSING, INC. 1 ADP BOULEVARD ROSELAND, NJ 07068

D59665-P60903

You invested in AUTOMATIC DATA PROCESSING, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 10, 2021.

Get informed before you vote
View the Combined Document containing Notice of 2021 Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* November 10, 2021 10:00 a.m.
Virtually at: www.virtualshareholdermeeting.com/ADP2021

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
1a.	Peter Bisson	For
1b.	Richard T. Clark	For
1c.	Linnie M. Haynesworth	For
1d.	John P. Jones	For
1e.	Francine S. Katsoudas	For
1f.	Nazzic S. Keene	For
1g.	Thomas J. Lynch	For
1h.	Scott F. Powers	For
1i.	William J. Ready	For
1j.	Carlos A. Rodriguez	For
1k.	Sandra S. Wijnberg	For
2.	Advisory Vote on Executive Compensation.	For
3.	Ratification of the Appointment of Auditors.	For
4.	Stockholder proposal, if properly presented at the meeting, to prepare a Report on Workforce Engagement in Governance.	Against
NOTE: Proxies, when properly executed, will be voted as directed, or if no direction is given, will be voted as the Board of Directors recommends. The proxies will vote in their discretion upon any and all other matters which may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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